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                                 Exhibit 10.18



                Form of Promissory Notes Outstanding (Form E):



      ------------------------------------------------------------------
           Date       Maturity Date    Amount     Conversion Price
      ------------------------------------------------------------------
           8/21/95       6/30/96      $25,000          $3.50
      ------------------------------------------------------------------
           8/21/95       6/30/96      $25,000          $3.50
      ------------------------------------------------------------------
          12/19/97       6/30/98      $25,000      The lesser of:
                                                   $3.00 or 50% of the
                                                   price per share of
                                                   the Company's common
                                                   stock in a public
                                                   offering.
      ------------------------------------------------------------------





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THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF OTHER JURISDICTIONS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED ENCUMBERED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY JURISDICTION WHICH MAY BE APPLICABLE OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE STATING THAT EXEMPTIONS ARE AVAILABLE FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS.


                          CONVERTIBLE PROMISSORY NOTE

                                                              August 21, 1995
$25,000.00                                                 New York, New York

                  FOR VALUE RECEIVED, WORLDWIDE WIRELESS, INC., a Delaware corporation ("Maker"), promises to pay to the order of ________________________ _____ ("Payee"), at Worldwide Wireless, Inc., Suite 1900, 6 East 43rd St., New York, NY 10017, or at such other place as Payee may designate in writing from time to time, in legal tender of the United States of America, the principal sum of Twenty-Five Thousand Dollars ($25,000.00), plus interest at the rate of eight percent (8%) per annum on the unpaid principal balance from time to time outstanding from the date of this Convertible Promissory Note (this "Note") in accordance with the following terms and conditions:

         1. All unpaid principal and accrued but unpaid interest shall be due and payable upon the earlier to occur of (a) Maker's consummating an initial public offering of securities pursuant to an effective registration statement under the Securities Act of 1933, as amended, ("IPO") or (b) June 30, 1996 ("Maturity Date").

         2. Maker may prepay all of the amounts due under this Note at any time without penalty or premium; provided that Maker shall give Payee at least ten (10) days' prior written notice before prepayment in order to allow Payee such time in which to convert all amounts then unpaid.

         3. Any payment shall be credited first to accrued but unpaid interest and then to unpaid principal, and interest upon the principal so paid shall then cease.

         4. At any time before the Maturity Date or before Maker's prepayment of this Note, Payee may, by written notice to Maker, convert all, but not less than all, unpaid principal and accrued but unpaid interest into shares of common stock of Maker at a conversion price of $3.50 per share in accordance with the terms set forth on Exhibit A attached hereto and incorporated herein by reference. At the time of conversion, Payee shall be entitled to receive and Maker shall issue warrants to purchase that number of shares of Maker's common stock equal to one share for each $10 of the principal amount of this Note, which warrants shall be


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exercisable for three years from the date of issuance at an exercise price of
$3.50 per share. If the amounts due under this Note are not converted into Maker's common stock prior to the effective date of Maker's IPO, then Maker shall pay Payee all unpaid principal and accrued but unpaid interest from the proceeds of the IPO and shall issue to Payee warrants to purchase that number of shares of Maker's common stock equal to one share for each $10 unpaid principal amount of the Note, which warrants shall be effective for three years from the date of issuance, at an exercise price equivalent to the IPO offering price. If this Not is not converted and there is no IPO, Payee shall not be entitled to and Maker shall not issue any warrants.

         5. Maker hereby waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, notice of dishonor, bringing of suit, and diligence in taking any action to collect any amounts called for under this Note and specifically consents to and waives notice of any renewals or extensions of this Note.

         6. The terms of this Note apply to and bind Maker, its successors and assigns and inure to the benefit of Payee, its successor and assigns. Payee in its sole discretion may sell or assign this Note or any interest therein only in compliance with applicable federal and state securities laws.

         7. Additional terms and conditions of this Note are set forth in the attached Exhibit A, which is incorporated herein by reference. The terms of this Note may not be modified orally or in any other manner except by a written agreement signed by Maker and Payee.

         8. Maker shall pay all costs and expenses, including reasonable attorneys' fees and expenses, incurred in connection with the collection and enforcement of this Note.

         9. This Note shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed by its duly authorized officer.


                                                   WORLDWIDE WIRELESS, INC.


                                                   By__________________________
                                                   Name:_______________________
                                                   Title:______________________




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                                   EXHIBIT A

                           WORLDWIDE WIRELESS, INC.
                          CONVERTIBLE PROMISSORY NOTE



(1)      Conversion.

         (a) Conversion Price. The holder of this Note is entitled, at its, his or her option and at any time prior to prepayment or the Maturity Date, to convert the total, but not less than the total, of the unpaid principal balance and all accrued but unpaid interest of this Note, into fully paid and nonassessable shares of the Common Stock of Worldwide Wireless, Inc. (the "Company"), at an initial conversion price of $3.50 per share of Common Stock (the "Conversion Price"). The Conversion Price may be adjusted from time to time as provided herein.

         (b) Exercise of Conversion. To exercise the conversion right, the holder of this Note shall surrender this Note to the Company at its principal executive office during normal business hours, accompanied by a duly-executed written notice by the holder electing to convert. Shares of Common Stock issuable upon conversion shall promptly be issued in the name of the holder as set forth in this Note and delivered to the address set forth in the conversion election. Such certificates shall bear a legend similar to that set forth above.

         (c)      Adjustments.

                  (i) The Conversion Price may be adjusted from time to time as provided herein. If the Company declares a stock dividend, subdivides the outstanding Common Stock, combines the outstanding Common Stock or issues any shares of its Common Stock in a reclassification in connection with a consolidation or merger, the Conversion Price in effect on the record date for such dividend, subdivision, combination or reclassification shall be adjusted so that the holder of this Note upon conversion shall be entitled to receive the aggregate number and kind of shares of stock which, if this Note had been converted immediately prior to such record date, the holder would have owned or been entitled to receive upon such dividend, subdivision, combination or reclassification.

                  (ii) If before the payment or conversion of this Note the Company shall consolidate with or merge into another corporation, the holder of this Note shall thereafter be entitled to receive upon conversion the securities to which the holder of the number of shares of Common Stock then deliverable upon the conversion of this Note would have been entitled upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise or conversion of this Note. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.



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         (d) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such price.

(2) Defaults. An Event of Default occurs if:

         (a) The Company defaults in the payment of interest or principal on this Note as and when the same shall become due and payable, and such default continues for a period of ten days; or

         (b) The Company liquidates or dissolves; or

         (c) Proceedings shall have been commenced by or against the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government, or any state government and, if such proceedings shall have been instituted against the Company, or the Company by any action or failure to act shall have indicated its approval of, consent to, or acquiescence therein, or an order shall have been entered approving the petition in such proceedings, and within 60 days after the entry thereof, such order shall not have been vacated or stayed on appeal or otherwise, or shall not otherwise have ceased to continue in effect.

(3) No Recourse Against Others. No director, officer, employee, stockholder or incorporator, as such, of the Company shall have any liability for any obligations of the Company under this Note or for any claim based on, in respect of or by reason of such obligations or their creation. Each holder by accepting this Note waives and releases all such liability. Such waiver and releases are part of the consideration for the issuance of this Note.